TENDER, VOTING AND OPTION AGREEMENT
     This Agreement (this “Agreement”), dated as of January 13, 2008, is entered into by and among Caterpillar Inc., a Delaware corporation (the “Shareholder”), Terex Corporation, a Delaware corporation (“Parent”) and Terex Minnesota, Inc. (“Sub”), a Minnesota corporation and a wholly-owned subsidiary of Parent.
     WHEREAS, simultaneously with the execution of this Agreement, A.S.V., Inc., a Minnesota corporation (the “Company”), Parent, and Sub are entering into an Agreement and Plan of Merger, dated as of the date hereof (as the same may be amended or supplemented, the “Merger Agreement”), providing, among other things, for (i) the commencement by Sub of a tender offer at $18.00 per share contemplated by the Merger Agreement (the “Offer”) for all of the outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company, to be followed by the merger of Sub with and into the Company (the “Merger”), and (ii) the waiver (the “Waiver”) of the restrictions set forth in Section 4.1 of the Registration Rights Agreement made effective as of November 5, 2005 by and between the Shareholder and the Company (the “Registration Rights Agreement”) to the extent necessary to permit the Shareholder to execute and perform this Agreement, all upon the terms and subject to the conditions set forth in the Merger Agreement; and
     WHEREAS, the Shareholder owns a significant number of shares of Common Stock; and
     WHEREAS, as an inducement and a condition to their entering into the Merger Agreement and incurring the obligations set forth therein, and for other good and valuable consideration, Parent and Sub have required that the Shareholder enter into this Agreement;
     NOW THEREFORE, in consideration of the foregoing and the mutual promises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:
     1. Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants as follows:
          (a) Title. As of the date hereof, the Shareholder is the sole, true and lawful record owner and beneficial owner of 6,280,138 shares of Common Stock. 5,242,450 shares of Common Stock so held by the Shareholder, which the parties calculate to represent approximately 19.61% of all of the outstanding shares of Common Stock of the Company as of the date of this Agreement based solely on the Company’s representation regarding the number of outstanding shares of Common Stock, are referred to as the “Subject Securities”, which number of shares shall be subject to reduction in accordance with Section 21. The Shareholder has good and valid title to the Subject Securities, free and clear of all liens, claims, options, charges, security interests, rights, warrants, puts, calls or other encumbrances.
          (b) Right to Vote and Transfer. Subject to the Waiver being fully and validly effective and enforceable under applicable law and otherwise, the Shareholder has the sole and full legal power, authority and right to vote and dispose of (including by tender into the Offer) all of its Subject Securities, and shall have the sole and full legal power, authority and right to vote and dispose of all of his or its Additional Shares (as defined in Section 21), with respect to the matters set forth herein or in the Merger Agreement without the consent or approval of, or any other action on the part of, any other person or entity. Without limiting the generality of the foregoing but subject to the Waiver being fully and validly effective and enforceable under applicable law and otherwise, except for this Agreement, the Shareholder has not entered into any voting agreement with any person or entity with respect to any of the Subject Securities or Additional Shares, granted any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Subject Securities or Additional Shares, deposited any of the Subject Securities or Additional Shares in a voting trust, or entered into any arrangement or agreement with any person or entity limiting or affecting the Shareholder’s legal power, authority or right to (i) vote its Subject Securities or Additional Shares in favor of the approval and adoption of the Merger Agreement and any of the transactions contemplated by the Merger Agreement; or (ii) transfer legal title of, or any rights of ownership to, any of the Subject Securities or Additional Shares to Sub. As of the date of the shareholders meeting to be called by the Company at which holders of shares of Common Stock shall vote on approval and adoption of the Merger Agreement and, to the extent submitted to shareholders for approval, the transactions contemplated by the Merger Agreement, including any adjournment or postponement thereof (the “Company Shareholders Meeting”), the Shareholder will, subject to the Offer, have full legal power, authority and right to vote and dispose of all of his or its Subject Securities and Additional Shares (acquired on or prior to the record date for the Company Shareholders Meeting and held by the Shareholder on such date) in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement without the consent or approval of, or any other action on the part of, any other Person or entity, except as otherwise provided in this Agreement.
          (c) Authority. The Shareholder has full corporate power, authority and right, to execute and deliver, and to perform its obligations under, this Agreement. Subject to the Waiver being fully and validly effective and enforceable under applicable law and otherwise, this Agreement has been duly executed and delivered by the Shareholder and constitutes a valid and binding agreement of the Shareholder enforceable against the Shareholder in accordance with its terms, subject to (i) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).
          (d) Conflicting Instrument; No Transfer. Neither the execution and delivery of this Agreement nor the performance by the Shareholder of its agreements and obligations hereunder will result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which the Shareholder is a party or by which the Shareholder (or any of its assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or affect the Shareholder’s ability to cast all votes necessary to approve and adopt the Merger Agreement and the transactions contemplated by the Merger Agreement or tender its Subject Securities and Additional Shares into the Offer.
          (e) Irrevocable Proxy. The Shareholder represents and warrants that any proxies heretofore given to any person or entity other than Parent or Sub in respect of the Subject Securities or Additional Shares are not irrevocable, and hereby revokes any such proxies. The

Shareholder hereby affirms that each irrevocable proxy as set forth in Section 5 is given in connection with, and in consideration of, the execution of the Merger Agreement by Parent and Sub, and that each such irrevocable proxy is given to secure the performance of the duties of the Shareholder under this Agreement. The Shareholder hereby further affirms that the irrevocable proxy is coupled with an interest and may under no circumstances be revoked. The Shareholder hereby ratifies and confirms all that the irrevocable proxy may lawfully do or cause to be done by virtue hereof.
     2. Representations and Warranties of Parent and Merger Sub. Each of Parent and Sub represents and warrants that each has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by each of Parent and Sub and constitutes a valid and binding agreement of Parent and Sub, enforceable against each of Parent and Sub, in accordance with its terms, subject to (i) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity). Neither the execution and delivery of this Agreement nor the performance by Parent or Sub of its agreements and obligations hereunder will result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which Parent or Sub is a party or by which Parent or Sub (or any of its assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not materially adversely affect Parent and Sub.
     3. Restriction on Transfer. The Shareholder agrees that (other than pursuant to the Merger Agreement, the Offer, or, with the prior written consent of Parent) it will not, and will not agree to, (i) Transfer any of the Subject Securities, any of the Additional Shares or any options, warrants or other rights to acquire any capital stock of the Company to any person or entity or (ii) grant any proxies or powers of attorney, deposit any of the Subject Securities or any of the Additional Shares into a voting trust or enter into a voting agreement with respect to any of the Subject Securities or any of the Additional Shares, or any interest in any of the foregoing. For purposes of this Agreement, “Transfer” means, with respect to a security, (i) the sale, transfer, pledge, hypothecation, encumbrance, assignment or disposition of such security or the beneficial ownership thereof, (ii) the offer to make such a sale, transfer, pledge, hypothecation, encumbrance, assignment or other disposition of such security or the beneficial ownership thereof, (iii) consent to such an offer for sale, transfer, pledge, hypothecation, encumbrance, assignment or other disposition of such security or the beneficial ownership thereof, or (iv) each option, agreement, arrangement or understanding, whether or not in writing, to effect any of the foregoing. As a verb, “Transfer” shall have correlative meaning.
     4. Agreement to Vote of Shareholder. The Shareholder hereby irrevocably and unconditionally agrees, to vote or to cause to be voted all of its Subject Securities and, subject to Section 21 hereof, Additional Shares then held by the Shareholder at the Company Shareholders Meeting and at any other annual or special meeting of shareholders of the Company (or adjournment or postponement thereof), however called, where such matters arise (a) in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement and the Merger and each of the other actions contemplated by the Merger Agreement and this Agreement and (b) against (i) approval of any proposal made in opposition to or in competition with the Merger or any of the other transactions contemplated by the Merger Agreement, (ii) any merger, consolidation, sale of assets, business combination, share exchange, reorganization or recapitalization of the Company or any of its subsidiaries, with or involving any party other than Parent or one of its subsidiaries, (iii) any liquidation or winding up of the Company, (iv) any extraordinary dividend by the Company, (v) any change in the capital structure of the Company (other than pursuant to the Merger Agreement) and (vi) any other action that may reasonably be expected to impede, interfere with, delay, postpone or attempt to discourage the Merger or the other transactions contemplated by the Merger Agreement or result in a breach of any of the covenants, representations, warranties or other obligations or agreements of the Company under the Merger Agreement which would adversely affect the Company or its ability to consummate the transactions contemplated by the Merger Agreement. The Shareholder shall not enter into any agreement or understanding with any person or entity to vote the Subject Securities or, subject to Section 21 hereof, Additional Shares, in any manner inconsistent herewith. From and after the date hereof and except for any actions taken in compliance with Section 6 hereof, the Shareholder will not commit any act that could restrict or otherwise affect his or its legal power, authority and right to vote all the Subject Securities or, subject to Section 21 hereof, Additional Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement. Without limiting the generality of the foregoing, from and after the date hereof, the Shareholder will not enter into any voting agreement with any person or entity with respect to any of the Subject Securities or, subject to Section 21 hereof, Additional Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Subject Securities or, subject to Section 21 hereof, Additional Shares, deposit any of the Subject Securities or, subject to Section 21 hereof, Additional Shares in a voting trust or otherwise enter into any agreement or arrangement limiting or affecting the Shareholder’s legal power, authority or right to vote its Subject Securities or, subject to Section 21 hereof, Additional Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement, in each case, except as otherwise provided in this Agreement.
     5. Irrevocable Proxy. On the date hereof, the Shareholder, in furtherance of the transactions contemplated hereby and by the Merger Agreement, will execute and deliver to Sub an irrevocable proxy substantially in the form of Exhibit A hereto and irrevocably appoint Sub or its designees, its attorney and proxy to vote all of the Subject Securities and, subject to Section 21 hereof, Additional Shares of the Shareholder, in connection with the matters set forth in subsections (a) and (b) of Section 4, with full power of substitution. The Shareholder acknowledges that such proxy (a) shall be coupled with an interest, (b) constitutes, among other things, an inducement for Parent and Sub to enter into the Merger Agreement, and (c) shall be irrevocable and shall not be terminated by operation of law upon the occurrence of any event; provided, however, that the irrevocable proxy shall terminate upon termination of this Agreement in accordance with its terms.
     6. Agreement to Tender. The Shareholder agrees to tender or cause to be validly tendered (and not withdrawn) pursuant to and in accordance with the terms of the Offer and Section 14d-2 under the Securities Exchange Act of 1934, not later than the fifth business day after commencement of the Offer and, subject to applicable law, will cause to remain validly tendered and not withdrawn until termination or expiration of the Offer, all of the Shareholder’s Subject Securities and, subject to Section 21 hereof, with respect to any Additional Shares acquired prior to expiration of the Offer, agrees to validly tender (and not withdraw) any such shares into the Offer as promptly as reasonable practicable after the acquisition of such shares. The Shareholder hereby acknowledges that Sub’s obligation to accept for payment and pay for Common Stock (including the Shareholder’s Subject Securities and Additional Shares) pursuant to the Offer is subject to the terms and conditions of the Offer set forth in the Merger Agreement. Notwithstanding the provisions of the first sentence of this Section 6, in the event that any Subject Securities or Additional Shares are for any reason withdrawn from the Offer or are not purchased pursuant to the Offer, such Subject Securities and, subject to Section 21 hereof, Additional Shares will remain subject to the terms of this Agreement.
     7. Option. (a) The Shareholder hereby irrevocably grants Parent an option (the “Option”) to purchase all of the Subject Securities at a cash purchase price per share equal to the price per share paid pursuant to the Offer (as adjusted pursuant to Section 7(d), the “Option Price”) on the terms and subject to the conditions set forth in this Section 7.
          (b) Parent may exercise the Option, at any time prior to termination of this Agreement (such day being herein called the “Option Expiration Date”) if and only if the Shareholder breaches its obligations to tender the Subject Securities under Section 6 or withdraws any of the Subject Securities prior to the acceptance for payment of shares of Common Stock under the Offer. Parent shall exercise the Option by delivering written notice thereof to the Shareholder (the “Notice”), specifying the date, time and place for the closing of such purchase which date shall not be less than three business days nor more than five business days from the date Parent provides the Notice (the “Option Closing”). The Option Closing shall take place on the date and at the time and place specified in such notice. Upon the exercise of the Option, Parent shall be entitled to purchase the Subject Securities under the Option (the “Option Shares”) and the Shareholder shall sell the Option Shares to Parent.
          (c) At the Option Closing, the Shareholder will deliver to Parent (in accordance with Parent’s instructions) the certificates representing the Option Shares being purchased pursuant to this Section 7, duly endorsed or accompanied by stock powers duly executed in blank. At such Option Closing, Parent shall deliver to the Shareholder, by bank wire transfer of immediately available funds, an amount equal to the number of Option Shares being purchased from the Shareholder as specified in the Notice multiplied by the Option Price.
          (d) In the event of any change in the Company’s capital stock by reason of any stock dividend, stock split, merger, consolidation, recapitalization, combination, conversion, exchange of shares, extraordinary or liquidating dividend or other change in the corporate or capital structure of the Company, the number and kind of Option Shares or other securities subject to this Agreement and the Option Price shall be appropriately and equitably adjusted so that Parent and the Shareholder shall receive pursuant to the exercise of the Option (i) in the case of Parent, that number and class of shares or other securities or property or (ii) in the case of the Shareholder, the Option Price that Parent (or Sub) or the Shareholder, as the case may be, would have received in respect of the Option Shares purchasable pursuant to the exercise of the Option if such purchase had occurred immediately prior to such event.
     8. Acknowledgment; No Exercise of Dissenter’s Rights. The Shareholder hereby acknowledges receipt and review of a copy of the Merger Agreement. The Shareholder understands and acknowledges that Parent and Sub are entering into the Merger Agreement in reliance upon the Shareholder’s execution and delivery of this Agreement. The Shareholder agrees not to exercise any dissenter’s rights (including under Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act) in respect of the Subject Securities which may arise with respect to the Merger.
     9. Disclosure of Interest. The Shareholder hereby agrees to permit Parent, Sub or the Company, as applicable, to publish and disclose in the Offer Documents (and any other announcement which may be issued in accordance with the terms of the Merger Agreement) and any other filing required with the Securities and Exchange Commission, national securities exchange or any other foreign or United States governmental authority and, if approval of the shareholders of the Company is required under applicable law, the Proxy/Information Statement, the Shareholder’s identity, interest and intent with respect to the Shares and the nature of the Shareholder’s commitments, arrangements and understandings under this Agreement and may make public a copy of this Agreement.
     10. No Solicitation. (a) From and after the date hereof, the Shareholder shall not, and it shall not authorize or permit any investment banker, attorney or other advisor or representative (each, a “Representative”) of, the Shareholder to, directly or indirectly, (i) solicit, initiate or encourage any inquiries or proposals relating to, or the submission of, any Acquisition Proposal (as defined below) or (ii) participate in any discussions, conversations, negotiations or other communications regarding, or furnish to any Person any information with respect to, or otherwise cooperate in any way, assist or participate in, facilitate or encourage any effort or attempt by any other person or entity, to seek to do any of the foregoing or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or is likely to lead to, any Acquisition Proposal. From and after the date hereof, the Shareholder and all representatives of the Shareholder shall cease doing any of the foregoing. For purposes of this Agreement, “Acquisition Proposal” means any proposal with respect to a merger, consolidation, share exchange, tender or exchange offer, sale of all or substantially all assets or similar transaction involving the Company or any significant portion of the assets of the Company, other than the transactions contemplated by the Merger Agreement and this Agreement.
          (b) The Shareholder agrees to promptly advise Parent and the Company orally and in writing of any Acquisition Proposal it or any of its Representatives receives, any request for information that the Shareholder reasonably believes could lead to or contemplates an Acquisition Proposal or of any Acquisition Proposal, or any inquiry the Shareholder reasonably believes could lead to any Acquisition Proposal, the terms and conditions of such request, Acquisition Proposal or inquiry (including any subsequent amendment or other modification to such terms and conditions) and the identity of the person making any such request, Acquisition Proposal or inquiry. The Shareholder shall keep Parent and the Company reasonably informed in all material respects of the status and details (including material amendments or proposed amendments) of any such request, Acquisition Proposal or inquiry.
          (c) Notwithstanding anything to the contrary in this Agreement, in the event that the Board of Directors of the Company has advised Parent in writing that an Acquisition Proposal from a Potential Acquiror (as such terms are defined in the Merger Agreement) would be a Superior Proposal (as such term is defined in the Merger Agreement) if the Shareholder consented to the transaction contemplated by such Acquisition Proposal, then the Shareholder shall be permitted to engage in discussions and negotiate with the same Potential Acquiror with respect to the Shareholder’s willingness to enter into an agreement with that Potential Acquiror similar to this Agreement (including, without limitation, the terms of Section 12 hereof and the provisions of this paragraph ).
     11. Action in Shareholder Capacity Only. The Shareholder makes no agreement or understanding herein on behalf of any director or officer of the Company. The Shareholder enters into this Agreement solely in its capacity as a record and beneficial owner of the Subject Securities, and Additional Shares, and nothing herein shall limit or affect any actions taken by any of its designees to the Company’s board of directors in the designee’s capacity as a director of the Company.
     12. Purchase Agreement and Registration Rights Agreement with Company. The Shareholder agrees that none of the execution, delivery or performance by the Company of the Merger Agreement, the acquisition of shares of Common Stock pursuant to the Offer, and the Merger Option Agreement (as defined in the Merger Agreement), and the consummation of the Merger and the other transactions contemplated by the Merger Agreement shall constitute a “change of control” of the Company for purposes of Section 28 of the Purchase Agreement made effective as of November 1, 2005 by and between the Shareholder and the Company and the Shareholder hereby waives any right to terminate that Purchase Agreement by reason of any of the foregoing. Nothing herein shall affect the Shareholder’s ability to otherwise terminate that Purchase Agreement pursuant to Section 13 thereof. The Shareholder hereby consents to the Offer and the Merger for purposes of Section 7.10 of the Registration Rights Agreement and agrees that the Registration Rights Agreement shall terminate automatically and be of no further force and effect upon consummation of the Offer.
     13. Invalid Provisions. If any provision of this Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without it affecting the remaining provisions of this Agreement.
     14. Executed in Counterparts. This Agreement may be executed in counterparts each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument.
     15. Specific Performance. The parties hereto agree that if for any reason the Shareholder fails to perform any of its agreements or obligations under this Agreement irreparable harm or injury to Parent would be caused for which money damages would not be an adequate remedy. Accordingly, the Shareholder agrees that, in seeking to enforce this Agreement against the Shareholder, Parent shall be entitled to specific performance and injunctive and other equitable relief. The provisions of this Section 15 are without prejudice to any other rights or remedies, whether at law or in equity, that Parent may have against the Shareholder for any failure to perform any of its agreements or obligations under this Agreement.

     16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.
     17. No Third Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties, except that Parent may assign, in its sole discretion, any or all of its rights, interests and obligations hereunder to Parent or to any direct or indirect wholly owned Subsidiary of Parent. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Nothing in this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder, other than the Company with respect to the Shareholder’s obligations to the Company under Section 10(b) hereof.
     18. Enforcement. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by the Merger Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by the Merger Agreement in any court other than a state court located in the State of Delaware. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, post prepaid, to the address set forth in Section 23, such service to become effective ten days after such mailing
     19. Waiver of Jury Trial. Each of the parties hereto irrevocably waives its right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement or the actions of the Shareholder, the Company, Parent or Sub in the negotiation, administration, performance and enforcement thereof.
     20. Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.
     21. Maximum Number of Shares Subject to Agreement; Additional Shares. Notwithstanding any other provision of this Agreement, the number of shares Common Stock constituting Subject Securities shall at any time prior to the acceptance of shares pursuant to the Offer represent no more than 19.61% of the of all of the outstanding shares of Common Stock and any shares which would be Subject Securities but for the operation of this provision shall not be Subject Securities and shall not be subject to provisions of this Agreement. If, for any reason, the number of shares of Common Stock constituting Subject Securities would exceed the product of .1961 and the number of all of the outstanding Shares of Common Stock, then the number of Subject Securities shall automatically be such product. Any shares of Common Stock owned of record or beneficially by the Shareholder which are not Subject Securities may be voted and transferred or sold by the Shareholder in its sole discretion. If, after the date hereof, the Shareholder acquires beneficial ownership of voting securities of capital stock of the Company

(any such shares, “Additional Shares”), including, without limitation, upon exercise of any option, warrant or right to acquire any shares of capital stock of the Company or through any stock dividend or stock split, the provisions of this Agreement applicable to the Subject Securities shall be applicable to such Additional Shares as if such Additional Shares had been the Subject Securities as of the date hereof subject to the limitation on the maximum number of shares subject to this Agreement set forth in the first sentence of this Section. The provisions of the immediately preceding sentence shall be effective with respect to Additional Shares without action by any Person or entity immediately upon the acquisition by the Shareholder of beneficial ownership of such Additional Shares.
     22. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors and permitted assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of Parent. Without limiting the scope or effect of the restrictions on transfer set forth in Section 3 hereof, the Shareholder agrees that this Agreement and its obligations hereunder shall attach to the Subject Securities and, subject to Section 21 hereof, Additional Shares and shall be binding upon any Person or entity to which legal or beneficial ownership of such Subject Securities and, subject to Section 21 hereof, Additional Shares shall pass, whether by operation of law or otherwise.
     23. Notices. Any demand, notice or other communication to be given in connection with this Agreement shall be in writing and shall be deemed received on the date of receipt by the recipient if received prior to 5:00 p.m. on a business day in the place of receipt and otherwise on the next succeeding business day and shall be sent to such party at its address or facsimile set forth below or such other address or facsimile as such party may specify by notice to the parties hereto:
If to the SHAREHOLDER:

Caterpillar Inc.
100 N.E. Adams Street
Peoria, Illinois 61629-6900
Attention:	Jeffrey W. Luenz
Facsimile:	(309) 675-1236
If to Parent or Sub:

Terex Corporation
200 Nyala Farm Road
Westport, Connecticut 06880
Attention:	Eric I. Cohen, Esq.
Facsimile:	203-227-6372

With a copy to:

FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP
One New York Plaza
New York, New York 10004
Attention:	Peter Golden, Esq.
Facsimile:	(212) 859-4000
For purposes of this Section, “business day” means any day, other than a Saturday, Sunday or a bank holiday in the United States.
     24. Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of its right to exercise any such or other right, power or remedy or to demand such compliance.
     25. Captions. The section and paragraph captions herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.
     26. Further Assurances. From time to time, at Parent’s reasonable request and without further consideration, Shareholder shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.
     27. Termination. This Agreement (and the irrevocable proxy granted hereunder) shall terminate, and all rights and obligations of the parties hereto shall terminate (in each case, without further action on the part of any party hereto) upon the first to occur of (i) the acceptance for payment of the Subject Securities and any Additional Shares (to the extent acquired by Shareholder pursuant to the expiration of the Offer) pursuant to the Offer; (ii) the consummation of the Merger; (iii) the termination of the Merger Agreement in accordance with its terms, and (iv) an amendment of the Merger Agreement or the terms of the Offer without the prior written consent of the Shareholder that changes (A) the Offer Price (as defined in the Merger Agreement) to less than $18.00 per share of Common Stock, the form of consideration paid in the Offer or the Merger and/or (B) any other material term of the Merger Agreement or the Offer in a manner that is materially adverse to the Shareholder (the date of any such termination, the “Expiration Date”). In addition, the Shareholder shall have the right to terminate this Agreement (and the irrevocable proxy granted hereunder) if shares of Common Stock shall not have been purchased pursuant to the Offer by September 30, 2008.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CATERPILLAR INC.
By:
Name:
Title:

TEREX CORPORATION
By:	/s/ Eric I Cohen
	Name:	Eric I Cohen
	Title:	Senior Vice President

TEREX MINNESOTA, INC.
By:	/s/ Eric I Cohen
	Name:	Eric I Cohen
	Title:	Vice President
Signature Page to Tender, Voting and Option Agreement

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 13th day of January, 2008.

CATERPILLAR INC.
By:	/s/ Edward J. Rapp
	Name:	Edward J. Rapp
	Title:	Group President

TEREX CORPORATION
By:
Name:
Title:

TEREX MINNESOTA, INC.
By:
Name:
Title:

EXHIBIT A
PROXY
     The undersigned hereby irrevocably appoints designees of Terex Minnesota, Inc., a Minnesota corporation (the “Sub”), the attorneys, agents and proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned to vote in such manner as such attorneys, agents and proxies or their substitutes shall in their sole discretion deem proper and otherwise act, including the execution of written consents, with respect to all Subject Securities and Additional Securities (as defined in the Tender, Voting and Option Agreement dated as of January 13, 2008 (the “Shareholder Agreement”), among Caterpillar Inc., Terex Corporation, a Delaware corporation and Sub) which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or in respect of which the undersigned is or may be entitled to act by written consent, in each case, solely with respect to those matters set forth in subsections (a) and (b) of Section 4 of the Shareholder Agreement. This Proxy is coupled with an interest and shall be irrevocable and binding on any successor in interest of the undersigned. This Proxy shall operate to revoke any prior proxy as to the Subject Securities or Additional Securities heretofore granted by the undersigned. This Proxy shall terminate upon the Expiration Date as defined in the Shareholder Agreement.

CATERPILLAR INC.
By:	/s/ Edward J. Rapp
	Name:	Edward J. Rapp
	Title:	Group President

Dated: January 13, 2008